UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2016

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6401 N. Eldridge Parkway Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2016, Dril-Quip, Inc. (“Dril-Quip”) reported second quarter 2016 earnings. For additional information regarding Dril-Quip’s second quarter 2016 earnings, please refer to Dril-Quip’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

The information in the Press Release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by Dril-Quip under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events.

On July 29, 2016, Dril-Quip’s Brazilian subsidiary, Dril-Quip do Brasil LTDA, and Petroleo Brasileiro S.A. (“Petrobras”), Brazil’s national oil company, entered into an amendment to the four-year contract awarded by Petrobras in August 2012 for the supply of subsea wellhead systems and associated tools to be used in the drilling of deepwater wells offshore Brazil. The amendment extends the term of the contract until October 27, 2016 pending the resolution of ongoing discussions regarding a longer term extension.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed below is being furnished pursuant to Item 2.02 of this Form 8-K.

Exhibit No.	Description

99.1	Press Release issued July 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

	By:	/s/ Jerry M. Brooks
Jerry M. Brooks Vice President—Finance and Chief Financial Officer

Date: August 1, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued July 29, 2016.

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